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                                                                    EXHIBIT 10.6




                          CLASSIC COMMUNICATIONS, INC.

                        1998 RESTRICTED STOCK AWARD PLAN


         1. PURPOSE. This 1998 Restricted Stock Award Plan (the "Plan") of Classic Communications, Inc., a Delaware corporation (the "Company"), for key employees of the Company and its Subsidiaries, is intended to advance the best interest of the Company by providing the persons who have substantial responsibility for the Company's management, success, and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in its employ or service.

         2. DEFINITIONS. Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary:

                  (a) Award - means an award of Restricted Stock granted pursuant to the provisions of this Plan.

                  (b) Board - means the Board of Directors of the Company.

                  (c) Code - means the Internal Revenue Code of 1986, as amended.

                  (d) Committee - means a committee consisting of not fewer than two members of the Board appointed by the Board to administer the Plan, or the Board in the event no committee has been appointed.

                  (e) Common Stock - means the Company's Voting Common Stock, $0.01 par value per share.

                  (f) Employee - means any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

                  (g) Grantee - means an Employee to whom an Award is granted.

                  (h) Person - means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  (i) Restricted Stock - means shares of Common Stock, subject to the terms, conditions and restrictions set forth in this Plan, and such other securities as may be issued in connection with Restricted Stock pursuant to Paragraph 9 hereof.




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                  (j) Subsidiary - means as to any Person (i) any corporation more than 50% of the outstanding voting securities of which are owned by such Person or such Person's Subsidiary, directly or indirectly, and
         (ii) a partnership, limited liability company or other Person in which such Person or such Person's Subsidiary holds a general partnership or other equity interest sufficient to enable it to direct the management and policies thereof.

                  (k) Termination of Employment - means the time, as determined by the Committee, when the employee-employer relationship between the Grantee and the Company is terminated for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability, or retirement.

                  (l) Total Disability - means the permanent inability of an Employee as the result of accident or sickness to perform any and every duty pertaining to the Employee's occupation or employment for which the Employee is suited by reason of the Employee's previous training, education, and experience.

         3. ADMINISTRATION. The Plan shall be administered by the Committee, and all questions of interpretation and application of the Plan, or of Awards, shall be subject to the determination of the Committee, which shall be final and binding. Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may, by the unanimous written consent of its members, take any action otherwise proper under the Plan. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.

         4. SHARES SUBJECT TO THE PLAN. The shares subject to the grant of Awards pursuant to the Plan shall be shares of Common Stock. The total amount of Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 484,418 shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Paragraph 9 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Award granted under the Plan shall expire or terminate, the shares of Restricted Stock unvested pursuant to such Award and the Plan may again be subject to an Award under the Plan.

         5. ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be the key employees of the Company and its Subsidiaries, as the Committee shall determine from time to time.

         6. GRANTS AND VESTING.

                  (a) The Committee shall from time to time in its absolute discretion (i) select from among the eligible key Employees those to whom Awards shall be granted,

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         (ii) determine the number of shares of Common Stock to be covered by such Awards, and (iii) determine the terms and conditions of such Awards, consistent with the Plan. Each Award shall be evidenced by a written award agreement, executed by the Grantee and the Company, which shall contain such restrictions, terms and conditions consistent with the provisions of the Plan as the Committee may require. Shares awarded as Restricted Stock Awards shall vest at such time or times and on such terms and conditions as the Committee may determine, which times, terms and conditions shall be set forth in such award agreement, which shall be substantially in the form attached hereto as Exhibit A, or such other form as the Committee may select.

                  (b) As soon as reasonably practicable after an Award is made (and after the Grantee has executed an award agreement and any other documents which the Committee, in its absolute discretion, may require), the Restricted Stock subject to the Award shall be issued in the name of the Grantee (upon payment by such Grantee of any cash consideration required by the Committee) and delivered to the Secretary (or other officer of the Company designated by the Committee) to be held in escrow until such shares shall have vested in accordance with the Award. Upon vesting in accordance with the applicable award agreement or Paragraph 6(c) hereof, the Secretary shall, as soon as practicable, deliver to the Grantee (or his successors in interest) a stock certificate representing the shares of the Common Stock that have vested and that, therefore, are no longer Restricted Stock for purposes of the Plan.

                  (c) Without limiting the authority of the Committee under Paragraph 6(a) hereof, all Awards that remain outstanding shall vest in full if (i) J. Merritt Belisle, Steven E. Seach, Austin Ventures, L.P., a Delaware limited partnership, Austin Ventures III-A, L.P., a Delaware limited partnership, Austin Ventures III-B, L.P., a Delaware limited partnership, BT Capital Partners, Inc., a Delaware corporation, Texas Growth Fund, a trust fund created by the Constitution of the State of Texas, and NationsBanc Capital Corp., a Texas corporation, cease to own a majority of the issued and outstanding shares of Common Stock of the Company, (ii) the Company registers not less than 51% of its Common Stock pursuant to the Securities Act of 1933, as amended (the "Act"),
         (iii) there is a sale of all or substantially all of the assets, or all or substantially all of the capital stock, of the Company, or one or more of its Subsidiaries, in one or more transactions for cash or freely salable securities and a subsequent liquidation of the Company in which its stockholders receive liquidating distributions of such proceeds of sale after payment or provision for the valid debts and liabilities of the Company, (iv) there is a merger or consolidation of the Company, or one or more of its Subsidiaries, with or into one or more corporations, limited liability companies or partnerships in which the Company, or its Subsidiaries, as the case may be, receive cash or freely salable securities for all of its or their assets, and a subsequent liquidation of the Company, or one or more of its Subsidiaries, in which the stockholders of the Company receive liquidating distributions of such proceeds of sale, merger or consolidation after payment or provision for the valid debts and liabilities of the Company, (v) there is a merger or consolidation of the Company, or the majority of its Subsidiaries (based on the value of assets held by the Subsidiaries), with or into another corporation, limited liability company or a partnership in which the Company's stockholders receive cash

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         or marketable securities for all of their stock of the Company, or (vi)
         upon the death or disability of Employee.

         7. TERMINATION OF EMPLOYMENT; DEATH OR PERMANENT DISABILITY OF GRANTEE.

                  (a) Except as may be otherwise expressly provided herein, Awards shall terminate upon Termination of Employment for any reason other than death or permanent disability (as defined in the Employment Agreement).

                  (b) All Restricted Stock that has not vested at the time an Award expires or terminates for whatever reason shall be forfeited and automatically be transferred to and be reacquired by the Company for a cash consideration per share equal to the par value of each share.

         8. STOCK TRANSFER RESTRICTIONS. No Restricted Stock shall be liable for the debts, contracts or engagements of the Grantee or his successors in interest, or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Paragraph 8 shall prevent transfers by will or by the applicable laws of descent and distribution.

         9. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. If, while there are outstanding Awards, the Company shall effect (i) a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services, or property, (ii) a merger of one or more corporations into the Company, or (iii) the merger of the Company into or its consolidation with another corporation, then the shares subject to the Plan as set forth in Paragraph 4 above and each Award shall, at no additional cost, include the number and class of shares of stock or other securities to which each Grantee is entitled as a result of ownership of Restricted Stock pursuant to the terms of such subdivision, consolidation, capital readjustment, stock dividend, increase or reduction of the number of shares of Common Stock, or merger, as the case may be. All such stock or other securities issued with respect to Restricted Stock shall be subject to the restrictions of and shall vest in accordance with the terms of the Plan and the Award relating to such Restricted Stock. If any such adjustment shall result in a fractional-share interest being issuable, such fraction shall be disregarded. Securities to which a Grantee is entitled as a result of ownership of Common Stock which has vested and is no longer Restricted Stock shall not be subject to the Plan or an award agreement except as provided in Paragraph 11 hereof.

         Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Restricted Shares then subject to outstanding Awards.

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         10. RIGHTS AS STOCKHOLDER.

                  (a) Commencing on the date of the Award, the Grantee shall have all the rights of a shareholder with respect to the shares of Restricted Stock awarded to the Grantee, including the right to vote the shares and receive all dividends and other distributions paid or made with respect to the shares.

                  (b) If a Grantee receives rights or warrants with respect to any shares that are Restricted Stock, such rights or warrants, or any shares or other securities acquired by the exercise of such rights or warrants, may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided in the Plan, except Paragraph 11 hereof.

         11. REQUIREMENTS OF LAW.

                  (a) The shares of Restricted Stock that are acquired by a Grantee pursuant to the terms of the Plan will not be registered with the Securities and Exchange Commission pursuant to an effective registration statement. Such Restricted Stock will be issued to a Grantee in reliance upon the exemption from registration contained in
         Section 4(2) of the Act. Accordingly, (i) a Grantee must bear the economic risk involved in the acquisition of such shares for an indefinite period of time because such shares cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available, and (ii) stop transfer instructions will be issued by the Company to its transfer agent with respect to such shares of Restricted Stock. The Company shall not be obligated to take any other affirmative action to comply with any law or regulation of any governmental authority in order to cause the exercise of an Award or the issuance of shares pursuant thereto.

                  (b) At the time of the delivery to the Secretary of the Restricted Stock awarded to Grantee or at the time all or a portion of an Award vests and Common Stock is delivered by the Secretary to the Grantee (or his successors in interest) pursuant to Paragraph 6(b) hereof, the Grantee may be required to certify and agree in writing (i) that any shares of Restricted Stock or Common Stock acquired by him pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Act unless the Company has received an opinion of counsel satisfactory to it that such transfer does not require registration under the Act and, for any sale under Rule 144 under the Act, such evidence as the Company shall request of compliance with that Rule, and (ii) that the Grantee is acquiring such shares of Restricted Stock for his own account and not on behalf of any other person or for further distribution.

                  (c) Certificates representing Restricted Stock shall bear a legend to the following effect:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TERMS, CONDITIONS AND RESTRICTIONS SET FORTH IN THE 1998 RESTRICTED STOCK

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                  AWARD PLAN OF THE COMPANY AND THE AWARD AGREEMENT EXECUTED
                  PURSUANT THERETO, COPIES OF WHICH ARE ON FILE IN THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. SUCH SHARES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933 (THE "ACT") OR THE APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144, IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER THE ACT OR OTHER COMPLIANCE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                  (d) Certificates representing Common Stock that has vested pursuant to an Award or the Plan shall bear a legend to the following effect for as long as counsel to the Company advises that such legend is necessary or advisable:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933 (THE "ACT") OR THE APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144, IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER THE ACT OR OTHER COMPLIANCE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                  (e) The restrictions imposed by this Paragraph 11 shall remain in effect after the end of any vesting period and after the termination of the Plan. No reference elsewhere in the Plan to lapse of restrictions shall impair the continued validity of the restrictions imposed by this Paragraph 11.

         12. EMPLOYMENT OBLIGATIONS. The granting of an Award shall not impose upon the Company any obligation to employ or continue to employ any Grantee, and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an Award has been granted to him or her.

         13. AMENDMENT OR TERMINATION OF PLAN. The Board may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the approval of the holders of at least a majority of the outstanding shares of Common Stock, the Board may not: (i) increase the aggregate number of shares that may be issued pursuant to Awards under the Plan except pursuant to Paragraph 9 hereof; (ii) change the class of employees eligible to receive Awards; or (iii) materially increase the benefits accruing to participants under the Plan.

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         14. WRITTEN AGREEMENT. Each Award granted hereunder shall be embodied in a written award agreement that shall be subject to the terms and conditions prescribed above, and shall be signed by the Grantee and by the Chairman of the Board, the Chief Executive Officer or the President of the Company for and in the name and on behalf of the Company. Such award agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

         15. INDEMNIFICATION OF COMMITTEE. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time such expenses are incurred; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (i) in respect of matters as to which he or she shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee, or (ii) in respect of any matter in which any settlement is effected, in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within 60 days after institution of any such action, suit or proceeding, he or she shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract or otherwise.

         16. CERTAIN FEDERAL TAX ASPECTS. The Plan is neither qualified under
Section 401(a) of the Code nor subject to the provisions of the Employee Retirement Income Security Act of 1974. Each Grantee is responsible for his or her own taxes with respect to any Award. The Company has not offered any tax advice with respect to any Award of Restricted Stock, and each Grantee is encouraged to seek his own tax counsel.

         17. EFFECTIVE DATE OF PLAN. The Plan shall become effective as of July 29, 1998.




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                                    EXHIBIT A

                          CLASSIC COMMUNICATIONS, INC.
                        1998 RESTRICTED STOCK AWARD PLAN
                                 AWARD AGREEMENT



         THIS AGREEMENT, made as of July 29, 1998, is between CLASSIC COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and _____________ ____________________ (the "Grantee").

         WHEREAS, the Board of Directors of the Company has awarded to the Grantee a total of _________ shares of the Company's Voting Common Stock, $0.01 par value per share (the "Restricted Stock"), subject to the restrictions set forth in the 1998 Restricted Stock Award Plan (the "Plan") and this Agreement; and

         WHEREAS, the Grantee has agreed to accept the shares of Restricted Stock awarded to the Grantee subject to the terms, conditions and restrictions set forth in the Plan and this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         a. Grantee accepts the award of _________ shares of Restricted Stock made to Grantee by the Committee (as defined in the Plan), subject to the restrictions set forth in the Plan and which shall vest as follows: evenly on a monthly basis over three years (1/36 per month) beginning on the date hereof.

         b. Grantee certifies and agrees that the shares of Restricted Stock are being acquired by Grantee in accordance with and subject to the terms, conditions, and restrictions of the Plan, including, without limitation, Paragraphs 7 and 11 thereof, and this Agreement. Grantee explicitly agrees that the shares of Restricted Stock acquired by Grantee will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") unless the Company has received (i) an opinion of counsel satisfactory to it to the effect that such transfer does not require registration under the Act, and (ii) for any sale under Rule 144 of the Act, such evidence of compliance with that Rule as the Company shall request. Grantee certifies that he is acquiring the Restricted Stock for his own account and not on behalf of any other person or for further distribution.

         c. Notwithstanding the provisions of the Company's Common Stock or any other agreement to the contrary, Grantee agrees that in the event of distributions with respect to the Company's Common Stock, the Grantee shall be entitled to $3.77 less per share in cumulative distributions than the amount otherwise payable to other holders of Common Stock. In the event that any dividend is distributed to the holders of Common Stock, the first $3.77 of such cumulative dividends with respect to each of Grantee's Restricted Stock shall be withheld by the Company and instead shall be distributed totally to the other holders of Common Stock.

         d. The provisions of this Agreement shall be applicable to the Restricted Stock and to any shares or other securities of the Company or another corporation that may be acquired by the



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Grantee as a result of a stock dividend, stock split, recapitalization, reclassification, combination of shares, or the adjustment in the capital stock of the Company or otherwise, or as a result of a reorganization, merger, consolidation or other reorganization affecting the shares of Restricted Stock.

         e. This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee, and the Company's successors and assigns.

         f. This Agreement may not be modified, amended, renewed, or terminated, nor may any term, condition, or breach of any term or condition be waived, except by a writing signed by the party or parties sought to be bound by such modification, amendment, renewal, termination or waiver. Any waiver of any term, condition, or breach of any term or condition shall not operate as a waiver of breach of the same term or condition for the future, or of any subsequent breach.

         g. In the event of the invalidity of any part or provision of this Agreement, such invalidity shall not affect the enforceability of any other part or provision of this Agreement.


                                        CLASSIC COMMUNICATIONS, INC.


                                        By:
                                           ------------------------------------
                                                 J. Merritt Belisle
                                                 Chief Executive Officer


                                        ---------------------------------------
                                                           , Grantee
                                        ------------------